EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

CAPTIVA SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22292	77-0104275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10145 Pacific Heights Boulevard San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2005, the Compensation Committee of our Board of Directors began a review of the existing employment agreements with our executive officers, in the course of which, the Compensation Committee considered the terms and conditions of similar agreements offered by other companies of comparable size in the same industry to their executive officers. As a result of this review, on May 26, 2005, the Compensation Committee recommended new forms of executive employment agreements to our Board of Directors, and our Board of Directors approved the same, subject to the approval by the Compensation Committee of the final form of the executive employment agreements. As a result of this action, and upon approval of the final form of the agreements by the Compensation Committee, on June 24, 2005 we entered into new executive employment agreements with Reynolds C. Bish, our President and Chief Executive Officer, Rick Russo, our Chief Financial Officer, Howard Dratler, our Executive Vice President of Field Operations, Jim Nicol, our Executive Vice President of Product Development, Bradford Weller, our General Counsel, Vice President of Legal Affairs and Secretary and Jim Vickers, the Chief Marketing Officer and General Manager of our Pixel Translations division. These agreements replaced all prior employment agreements between the company and each of these executives. A copy of each of Messrs. Bish’s, Russo’s, Dratler’s Nicol’s Weller’s and Vicker’s executive employment agreements are filed respectively as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report, the contents of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Executive Employment Agreement between Captiva Software Corporation and Reynolds C. Bish dated June 24, 2005.

99.2	Executive Employment Agreement between Captiva Software Corporation and Rick Russo dated June 24, 2005.

99.3	Executive Employment Agreement between Captiva Software Corporation and Howard Dratler dated June 24, 2005.

99.4	Executive Employment Agreement between Captiva Software Corporation and Jim Nicol dated June 24, 2005.

99.5	Executive Employment Agreement between Captiva Software Corporation and Bradford Weller dated June 24, 2005.

99.6	Executive Employment Agreement between Captiva Software Corporation and Jim Vickers dated June 24, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPTIVA SOFTWARE CORPORATION

Date: June 29, 2005	By:	/s/ RICK RUSSO
Rick Russo
Chief Financial Officer

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INDEX TO EXHIBITS

99.1	Executive Employment Agreement between Captiva Software Corporation and Reynolds C. Bish dated June 24, 2005.

99.2	Executive Employment Agreement between Captiva Software Corporation and Rick Russo dated June 24, 2005.

99.3	Executive Employment Agreement between Captiva Software Corporation and Howard Dratler dated June 24, 2005.

99.4	Executive Employment Agreement between Captiva Software Corporation and Jim Nicol dated June 24, 2005.

99.5	Executive Employment Agreement between Captiva Software Corporation and Bradford Weller dated June 24, 2005.

99.6	Executive Employment Agreement between Captiva Software Corporation and Jim Vickers dated June 24, 2005.

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